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                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED APRIL 30, 2013
                                      TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.

The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund. A current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

EXPENSE TABLE

The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund which may impose a redemption fee in the future. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

PORTFOLIO FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2012
(as a percentage of average daily net assets)

                                                                                                   NET
                                        DISTRIBUTION          ACQUIRED    TOTAL        FEE        TOTAL
                                           AND/OR             FUND FEES  ANNUAL   WAIVER AND/OR  ANNUAL
                             MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
PORTFOLIO                       FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
---------                    ---------- ------------ -------- --------- --------- ------------- ---------
METROPOLITAN SERIES FUND --
  CLASS A
 MetLife Stock Index
   Portfolio................    0.25%         --       0.03%     --       0.28%       0.01%       0.27%

The information shown in the table above was provided by the Portfolio and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

The following table shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO FUND OPERATING EXPENSES

                                                                                 MINIMUM MAXIMUM
                                                                                 ------- -------

Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses).................  0.28%   0.28%


                                      1                      SUPP-VAFUNDI-04-13

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THE PORTFOLIO

                                                      INVESTMENT
PORTFOLIO                  INVESTMENT OBJECTIVE       ADVISER/SUBADVISER
---------                  --------------------       ------------------

METROPOLITAN SERIES FUND
  -- CLASS A

MetLife Stock Index        Seeks to track the         MetLife Advisers,
  Portfolio                performance of the         LLC Subadviser: MetLife
                           Standard & Poor's 500(R)   Investment Management, LLC
                           Composite Stock Price
                           Index.

THE VARIABLE ANNUITY CONTRACTS

ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun
(subject to restrictions that may apply in your state and our current established administrative procedures).

OWNERSHIP RIGHTS UNDER THE CONTRACT

We have added the following paragraph to the OWNERSHIP RIGHTS UNDER THE
CONTRACT section:

ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.
(Escheatment is the formal, legal name for this process.) However the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-777-5897 to make such changes.

FINANCIAL STATEMENTS

The financial statements for the Sub-Account of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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
             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10166


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